EXHIBIT 32.2
CERTIFICATION OF PRINCIPAL FINANCIAL OFFICER
PURSUANT TO 18 U.S.C. SECTION 1350, AS ADOPTED PURSUANT TO
SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002
    Pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, I, Chad Bellah, the Chief Accounting Officer of Archaea Energy Inc. (the “Company”), hereby certify that, to my knowledge:
1.the Annual Report on Form 10-K for the year ended December 31, 2021 (the “Report”) of the Company fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and
2.the information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.
Date: March 18, 2022

Chad Bellah
Chief Accounting Officer
(Principal Financial Officer and Principal Accounting Officer)